Exhibit 10.1

SUBSCRIPTION AGREEMENT

IN

MANGORX IP HOLDINGS, LLC

This Agreement has been executed by the individual or entity whose name is set forth under Section I of “Subscriber Information” below (the “Subscriber”), in connection with the Subscriber’s subscription to purchase ___________ Membership Interests (the “Membership Interests” or the “Securities”) of MangoRx IP Holdings, LLC, a Texas limited liability company (the “Company”). This Subscription Agreement is referred to herein as the “Agreement” or the “Subscription”. The offering of the Securities (the “Offering”) is made in reliance upon an exemption from registration under the federal securities laws provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. The purchase price for each one Membership Interest of the Company is $100.00 (the “Purchase Price”).

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

Subscriber hereby ratifies, adopts, accepts and agrees to be bound by all of the terms and provisions of the Amended and Restated Operating Agreement of MangoRx IP Holdings, LLC, dated September 25, 2026 (the “Operating Agreement”), and to perform all obligations therein imposed upon a Member with respect to the Membership Interests purchased. Upon acceptance of this Agreement by the Company, and completion of the attached joinder document, Subscriber shall become a Member of the Company for all purposes of the Operating Agreement.

A. Two Closings.

(i)	Subscription Commitment; Generally. By executing and delivering this Agreement, the Subscriber irrevocably subscribes for all _________ Securities and, subject to the Company’s acceptance of this Subscription and the terms and conditions of this Agreement, agrees to pay the full $____________ purchase price (the “Total Subscription Amount”). The Subscriber’s commitment includes both (a) $_________ for _________ Securities at the Initial Closing (the “Initial Subscription Amount”) and (b) $__________ for _______ Securities at the Subsequent Closing (the “Subsequent Subscription Amount”). The Subscriber’s obligation to make the second payment does not require any further subscription, election or agreement by the Subscriber. The purchase and sale shall occur in two separate closings, the Initial Closing and the Subsequent Closing (each, a “Closing” and together, the “Closings”).

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(ii)	Initial Closing.

(a) Date and Payment. The initial closing (the “Initial Closing”) shall occur on the date on which the Company accepts this Subscription and receives the Initial Subscription Amount, or on such other date as the Company and the Subscriber mutually agree in writing (the “Initial Closing Date”). The Subscriber shall deliver (a) $___________ by wire transfer of immediately available funds to an account designated by the Company in writing and (b) __________ units of Tether (USDT) by transfer on the blockchain network, and to the digital wallet address, designated by the Company in writing. The Subscriber shall bear all transfer and network fees, so that the Company receives the full __________ USDT. The USDT portion shall be deemed received when the transfer has been confirmed on the designated blockchain network and the USDT is available in the designated wallet.

(b) Issuance. At the Initial Closing, against receipt of the Initial Subscription Amount, the Company shall issue ___________ Securities to the Subscriber and record such issuance in the Company’s books and records.

(iii)	Subsequent Closing.

(a) Payment Deadline. The Subscriber shall deliver the Subsequent Subscription Amount by wire transfer of immediately available funds to an account designated by the Company in writing no later than sixty (60) days after the Initial Closing Date (the “Required Subsequent Closing Date”), unless the Company and the Subscriber agree in writing to a later date. If the Required Subsequent Closing Date falls on a day other than a Business Day, payment shall be due on the next Business Day. For purposes of this Section A, “Business Day” means a day other than a Saturday, Sunday or day on which banks in Texas are authorized or required by law to close.

(b) Closing and Issuance. The closing of the purchase and sale of the remaining ___________ Securities (the “Subsequent Closing Securities” and such closing, the “Subsequent Closing”) shall occur on the date the Company receives the Subsequent Subscription Amount (the “Subsequent Closing Date”). At the Subsequent Closing, against receipt of the Subsequent Subscription Amount, the Company shall issue the Subsequent Closing Securities to the Subscriber and record such issuance in the Company’s books and records.

(c) Failure to Fund. If the Subscriber fails to pay the Subsequent Subscription Amount by the Required Subsequent Closing Date, the Company may, by written notice to the Subscriber, terminate the Subscriber’s right to purchase the Subsequent Closing Securities, whereupon the Company shall have no further obligation to issue those Securities. Such termination shall not waive or otherwise affect the Company’s rights or remedies arising from the Subscriber’s failure to pay when due and/or any of the representations or warranties of the parties set forth herein. Unless and until the Company gives such notice, the Company may accept payment after the Required Subsequent Closing Date and consummate the Subsequent Closing in accordance with this Section A(iii).

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B. Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company.

C. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

ii) Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and has completed the Eligibility Representations of Subscriber beginning on page 17 of this Agreement;

iii) The Subscriber is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities. No one other than the Subscriber has any beneficial interest in said securities. No person has made to the Subscriber any written or oral representations: (x) that any person will resell or repurchase any of the Securities; (y) that any person will refund the purchase price of any of the Securities, or (z) as to the future price or value of any of the Securities;

iv) Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth herein and attached hereto;

v) Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi) Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s);

vii) Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering and the Securities, and all such questions have been answered to the full satisfaction of Subscriber. The Company has not supplied Subscriber any information for investment purposes other than as contained in this Agreement and the attachments hereto, and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information whatsoever, including, but not limited to, any presentations or other materials, other than this Agreement and the attachments, provided to the Subscriber by the Company;

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viii) The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Subscriber is a bona fide resident and domiciliary of the state set forth in the Eligibility Representations of Subscriber included below (the “Eligibility Representations”) and has no present intention to become a resident of any other state or jurisdiction. Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity, provided further that such entity has validly authorized and approved such entity’s entry into this Agreement and the transactions contemplated herein. The purchase of Securities as an investment involves special risks;

ix) The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Eligibility Representations, which Eligibility Representations Subscriber has completed completely and honestly;

x) Subscriber acknowledges and is aware of the following:

(1) There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the Securities Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the Securities Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the Securities Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer;

(2) THE TAX EFFECTS WHICH MAY BE EXPECTED BY THE COMPANY ARE NOT SUSCEPTIBLE TO ABSOLUTE PREDICTION, AND NEW DEVELOPMENTS IN RULINGS OF THE INTERNAL REVENUE SERVICE, AUDIT ADJUSTMENT, COURT DECISIONS OR LEGISLATIVE CHANGES MAY HAVE AN ADVERSE EFFECT ON ONE OR MORE OF THE TAX CONSEQUENCES SOUGHT BY THE COMPANY;

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(3) The Securities may also only be transferable pursuant to the terms and conditions of the Operating Agreement and applicable Texas law;

(4) No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities;

(5) The Securities have not been approved or registered under any Blue Sky law or with any State Securities Division, and as such, there may be restrictions on the sale or transfer of such Securities under State law; and

(6) The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal, state and provincial securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction; provided, however, that upon any such rescission, the Company shall promptly return to Subscriber all funds received by the Company from the Subscriber prior to such rescission.

xi) The Subscriber has carefully considered and has, to the extent he, she or it believes such discussion is necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her or its particular tax and financial situation and that the Subscriber and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it;

xii) The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

xiii) The Subscriber understands that the Securities are being offered and sold to he, she, or it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the Subscriber’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the Subscriber will immediately provide the Company with such information;

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xiv) The Subscriber has the requisite power and authority to enter into and perform the transactions contemplated by this Agreement and the purchase of the Securities. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other entity action, and no further consent or authorization of the Subscriber or its Board of Directors, managers, stockholders, members, trustees, holders or partners, as the case may be, as required. When executed and delivered by the Subscriber, this Agreement shall constitute a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms;

xv) The Subscriber has not agreed to act with any of the other investors for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, and the Subscriber is acting independently with respect to its investment in the Securities;

xvi) The Subscriber confirms and certifies that:

(a)	Subscriber is in receipt of and has carefully read and reviewed and understands:

(i)	the Operating Agreement of the Company, attached hereto as Exhibit A,

(ii)	the Certificate of Formation of the Company, as filed with the Secretary of State of Texas, attached hereto as Exhibit B,

(iii)	the Joinder to Operating Agreement, attached hereto as Exhibit C, the execution of which is a required term and condition of this Agreement,

(v)	the Non-Disclosure Agreement, attached hereto as Exhibit D, the execution of which is a required term and condition of this Agreement, and

(iv)	the Information For Residents of Certain States, attached hereto as Exhibit E.

(b)	The Subscription hereunder is irrevocable by Subscriber upon acceptance by the Company, and, except as required by law or as otherwise provided in this Agreement, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c)	No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities.

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(d)	The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Rule 506(b) of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(e)	No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this subscription.

(f)	Subscriber, as required by the Internal Revenue Code, certifies under penalty of perjury that 1) the Social Security Number or Federal Identification Number provided below is correct and 2) Subscriber is not subject to backup withholding either because Subscriber has not been notified that Subscriber is subject to backup withholding as a result of a failure to report interest or dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding.

(g)	IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON HIS, HER, OR ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(h)	THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

xvii) The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the Subscriber’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds. The Subscriber further confirms that the Company may undertake additional offerings in the future, each subject to the terms of the Operating Agreement, which may cause dilution to the Subscriber; and

xviii) The Subscriber expressly represents and warrants to the Company that (a) before executing this Agreement, he, she or it has fully informed itself, himself or herself of the terms, contents, conditions and effects of this Agreement and the Operating Agreement, including, but not limited to the restrictions on transfer, the indemnification rights set forth therein, the term thereof and of the Company, the rights of the Members, including the voting rights associated therewith, and the other rights, obligations and preferences of the Members and Managers set forth in the Operating Agreement; (b) the Subscriber has relied solely and completely upon its own judgment in executing this Agreement; (c) the Subscriber has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement and the exhibits; and (d) the Subscriber has acted voluntarily and of its, his or her own free will in executing this Agreement.

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D. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows, as of the date hereof and as of each Closing Date:

i) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas, and has full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted.

ii) The Company has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and its Manager(s) and members. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

iii) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (a) conflict with or result in a violation of any provision of the Company’s Certificate of Formation, Operating Agreement or other organizational documents; (b) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, lease, license, permit, mortgage or other instrument to which the Company is a party; or (c) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound.

iv) All written information provided or made available by the Company or its representatives to the Subscriber in connection with this Offering is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

v) Subject to the accuracy of the representations and warranties made by the Subscriber herein, the offer, issuance and sale of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action that would cause the loss of such exemption.

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vi) Since December 31, 2025, there has not been any material adverse change in the business, properties, operations, financial condition or results of operations of the Company, taken as a whole.

vii) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or that could reasonably be expected, either individually or in the aggregate, to have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality.

viii) The Securities to be issued to the Subscriber hereunder have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued and will constitute valid membership interests in the Company, free and clear of all liens, encumbrances and restrictions, other than restrictions on transfer under this Agreement, the Operating Agreement, applicable federal and state securities laws, and liens or encumbrances created by or imposed upon the Subscriber. Prior to the Initial Closing, the Company shall have reserved for issuance to the Subscriber all of the Securities subscribed for hereunder.

E. Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph C hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company, the Manager(s) and each of their respective officers, directors, employees, managers, members, and agents, including, without limitation, (a) any person or entity that is an officer, director, member, partner or shareholder in any such party, or any person or entity that, directly or indirectly through one or more limited liability companies, partnerships or other entities, is an officer, director, member, partner or shareholder in any such party (each a “Constituent Member”), (b) any person who serves as an advisor or consultant to the Company or the Manager(s), including legal counsel, and (c) each other person, if any, who controls or is controlled by any thereof within the meaning of Section 15 of the Securities Act (each an “Indemnitee”), against any and all loss, liability, claim, damage, cost and expense whatsoever (including, but not limited to, reasonable and documented legal fees and disbursements and any and all other reasonable expenses whatsoever incurred in investigating, preparing for or defending against any litigation, arbitration proceeding, or other action or proceeding, commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from, (i) any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber in this Subscription Agreement or the Eligibility Representations or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction; provided, however, that the aggregate liability of the Subscriber under this Section E shall not exceed the Total Subscription Amount actually paid by the Subscriber to the Company. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber becomes a Member of the Company and/or the date of this Agreement in the event the Company does not accept the Subscriber’s subscription. No representation, warranty or covenant in this Agreement, nor the applicable Eligibility Representation, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were or are to be made, not misleading.

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F. Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS. THE SECURITIES ALSO MAY NOT BE TRANSFERRED UNLESS ALL THE PROVISIONS OF THE OPERATING AGREEMENT OF THE COMPANY, WHICH DEFINE THE RIGHTS AND LIMITATIONS OF THE SECURITIES ARE SATISFIED, AND ONLY AS SPECIFICALLY SET FORTH IN SUCH OPERATING AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR REVIEW AT THE COMPANY’S PRINCIPAL OFFICE LOCATION.”

G. Confidentiality. Subscriber agrees to maintain in confidence all information furnished by the Company or its agents that may be deemed to be material nonpublic information, including, but not limited to the fact that the Offering of the Membership Interests is being made and the terms and conditions of this Offering and the Membership Interests.

H. U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber represents and warrants that Subscriber is not and is not acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations (collectively, the “Regulations”). To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an Office of Foreign Assets Control (“OFAC”) list, or a person or entity prohibited under the OFAC Programs. Subscriber will provide additional information or take such actions as may be necessary or advisable for the Company, in its sole judgment, to comply with any such Regulations.

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I. Entire Agreement. This Subscription and the exhibits hereto are the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription or the Securities.

J. Construction. The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto. All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

K. Operating Agreement. The Subscriber agrees and confirms his, her or its understanding and intent that by signing below, the Subscriber is acknowledging, agreeing to, ratifying and approving his, her or its consent to, approval of, and agreement with, the Operating Agreement, and that such Subscriber’s signature below shall have the same force and affect as if such Subscriber formally executed such Operating Agreement, whether or not such Subscriber subsequently executes such Operating Agreement or not. Similarly, Subscriber agrees that his, her or its subscription for the Membership Interests; rights to and in the Company; rights to and in the Membership Interests; and that the Company itself will be governed by the terms and conditions of the Operating Agreement for all purposes. Notwithstanding the above, the Subscriber agrees to promptly take action upon the Company’s acceptance of this Subscription Agreement to execute such Operating Agreement. The provisions of this Section K shall survive the Subscriber’s acquisition of the Securities and the consummation of the transactions contemplated herein.

L. Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

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M. Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

N. Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

O. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

P. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

Q. Collection of Personal Information. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the fact the Company is collecting the Subscriber’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser). By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s (and any beneficial purchaser’s) personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

R. Management Control of Company. The Subscriber acknowledges that the Manager(s) will be responsible for all investment decisions for the Company and for the Company’s day-to-day operations, subject to the terms of the Operating Agreement.

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S. Power of Attorney. By executing this Agreement, the Subscriber is hereby granting to the Manager(s), and each of their authorized officers, managers, agents, successors and assignees (each a “Manager Party”), with full power of substitution and resubstitution, a special power of attorney, making, constituting and appointing each Manager Party as the Subscriber’s attorney in fact, with power and authority to act in the Subscriber’s name and on the Subscriber’s behalf to execute, acknowledge and swear to the execution, acknowledgment and filing of documents necessary to create, operate, dissolve and liquidate the Company in accordance with the terms of the Operating Agreement (in substantially the form furnished to the Subscriber). In the event of any conflict between the Operating Agreement and any document filed or executed pursuant to this power of attorney, the Operating Agreement shall control. The special power of attorney being granted hereby by the Subscriber: (i) is a special power of attorney coupled with an interest, is irrevocable, and shall survive the death, disability or legal incapacity of the Subscriber; (ii) may be exercised by any Manager Party signing individually for each Member or for all of the Members executing any particular instrument. In addition, at the discretion of the Manager(s), the Subscriber hereby authorizes the Manager(s), as the Subscriber’s attorney-in-fact, to execute and deliver the Operating Agreement on behalf of the Subscriber.

T. Consent to Representation; Conflict of Interest; Waiver. The Subscriber acknowledges and agrees that The Loev Law Firm, PC (the “Law Firm”) has represented the Company and Mangoceuticals, Inc. in the preparation of this Agreement and the Company’s Operating Agreement and has not undertaken to assist or render legal advice to any of the other Subscribers in regards to this Agreement or the Company’s Operating Agreement. Each Subscriber hereto does hereby acknowledge that the Law Firm has directed that he/she/it seek outside counsel and business advice other than from the Law Firm, as to the effects, consequences and legalities of this Agreement, the Offering, the investment hereunder and the Operating Agreement. The Subscriber further acknowledges and agrees that such Law Firm may also, in the future, render services to the Company or Mangoceuticals, Inc. with respect to activities in addition to the offer and sale of Membership Interests. The Subscriber understands that such Law Firm is not representing the Subscriber or any other prospective purchaser of Interests in connection with this Offering.

U. Further Agreements. The Subscriber understands that the information provided herein (including the Exhibits hereto) will be relied upon by the Company for the purpose of determining the Subscriber’s eligibility to purchase the Membership Interests. The Subscriber agrees to provide, if requested, any additional information that may reasonably be required to determine its eligibility to purchase the Membership Interests. In addition, the Subscriber will furnish to the Company, upon request, any other information reasonably determined by the Company to be necessary or convenient for the formation, operation, dissolution, winding up or termination of the Company, including, if relevant, information with respect to the foreign citizenship, residency, ownership or control of the Subscriber and its beneficial owners so as to permit the Company to evaluate and comply with any regulatory and tax requirements applicable to the Company or proposed investments of the Company; provided that (i) such other information is in the Subscriber’s possession or is available to the Subscriber without unreasonable effort or expense and (ii) the Subscriber’s obligation with respect to such other information shall not apply to information that the Subscriber is required by law or agreement to keep confidential. The Subscriber represents, warrants and agrees that it will provide at the request of the Company a properly completed Form W-8BEN, W-8IMY, W-8EXP, W-8ECI or W-9, as appropriate (a “Withholding Certificate”), and the Subscriber shall cooperate with the Company upon the Company’s request to update and maintain such Withholding Certificate in a timely manner. The Subscriber agrees to execute promptly and provide to the Company in a timely manner any tax documentation that may reasonably be required by the Manager(s) in connection with the Company.

V. No Legal Advice. The Subscriber acknowledges that the Subscriber has been advised to consult with the Subscriber’s own attorney regarding legal matters concerning the Company and to consult with the Subscriber’s tax advisor regarding the tax consequences of participating in the Company. The Subscriber has consulted to the extent deemed appropriate by the Subscriber with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in Membership Interests and on that basis believes that an investment in the Membership Interests is suitable and appropriate for the Subscriber.

W. Survival of Agreements, Representations and Warranties, etc. All agreements, representations and warranties contained herein by either party will survive the execution and delivery of this Agreement and the sale and purchase of the Membership Interests in the Company until the termination of the applicable statute of limitations.

[Remainder of page left intentionally blank.]

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“SUBSCRIBER INFORMATION”

Must be Completed by Each Subscriber

I.	Name of Subscriber: _____________________

II.	Subscribed for __________ Membership Interests at $100.00 per Membership Interest

Social Security or Taxpayer I.D. Number: _______________________________

Business Address (including zip code):_______________________________________________

Residence Address (including zip code) [if individual] ___________________________________

Phone Number: ______________________________________________________________

III.	Email Address:___________________________________________________

All communications to be sent to:

Subscriber’s principal residence or place of business (please check as appropriate) is its:

☐	Business; or
☐	Residence Address

Name Securities should be registered in:______________________________________

If different than subscriber name please advise of the reason for such difference:

____________________________________________________________________

Address for registration of Securities:____________________________________________________________

IV.	Type of Subscriber:

Please indicate on the following pages the form in which you will hold title to your interest in the securities. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

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Please select one of the following forms of ownership (note this must match the signature page of this Subscription Agreement, below):

☐	INDIVIDUAL OWNERSHIP (one signature required)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

☐	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

☐	TENANTS IN COMMON (both or all parties must sign)

☐	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

☐	LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

☐	LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

☐	CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

☐	TRUST (fill out all documents in the name of the TRUST, by the Trustee)

PLEASE ALSO COMPLETE PAGES 17 THROUGH 19,
WHICH ARE A REQUIRED PART OF THIS AGREEMENT.

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ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

(Please check the applicable subparagraphs)

The Subscriber hereby represents and warrants that the information set forth on this Eligibility Representations of Subscriber is true and correct as of the date hereof. This information is incorporated into and forms a part of the Subscription Agreement, and the Subscriber acknowledges that the Company is relying upon the accuracy of the representations set forth herein.

A. ACCREDITED INVESTOR STATUS

☐ The Subscriber is/are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and has marked and initialed the appropriate box on the following pages indicating the provisions under which I/we qualify as an “accredited investor.”

*** AND ***

B. AFFILIATE STATUS

(Please check the applicable box)

☐ The Subscriber is an “affiliate” (as defined in Rule 144 under the Securities Act) of MangoRx IP Holdings, LLC

☐ The Subscriber is not an affiliate of MangoRx IP Holdings, LLC

C. CONFIRMATION OF ACCREDITED INVESTOR STATUS

Rule 501(a) of the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

Entities Must Check One of the Below

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

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☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described Rule 506(b)(2)(ii) of the Securities Act.

☐ Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐ Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of a “family office” as discussed above and whose prospective investment in the issuer is directed by such family office pursuant to subparagraph (iii) of the above “family office” paragraph; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above and below tests.

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Individuals Must Check At Least One of the Below

☐ Any director, executive officer, or general partner of MangoRx IP Holdings, LLC, or any director, executive officer, or general partner of a general partner of MangoRx IP Holdings, LLC

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐ Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status (currently including Series 7, 65, or 82 licenses); or

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[Please Execute the Following Page(s) as Applicable]

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EXECUTION

By signing below, the Subscriber hereby represents, warrants, and acknowledges that it has carefully read and fully understands the terms and conditions of this Subscription Agreement, including all exhibits, schedules, and related documents; that it has had a full and adequate opportunity to discuss the subscription and the Agreement with its legal, tax, financial, and other professional advisors; and that it is entering into this Agreement voluntarily and without reliance on any representations or warranties other than those expressly set forth herein.

Please execute this Subscription Agreement by completing the appropriate section below.

1. If the subscriber is an INDIVIDUAL, complete the following:

_____________________________________________

Signature of Subscriber

_____________________________________________

Name (please type or print)

_____________________________________________

Signature of Spouse or Co-Owner if funds are

to be invested as joint tenants by the entirety

or community property.

_____________________________________________

Name (please type or print)

2. If the subscriber is a CORPORATION, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Securities and, further, that the Corporation has all requisite authority to acquire such Securities. The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

Name of Corporation (please type or print)

By:
Printed Name:
Title:

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3. If the subscriber is a PARTNERSHIP, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Securities and that he has all requisite authority to acquire such Securities for the Partnership.

The Subscriber represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

Name of Partnership (please type or print)

By:
Printed Name:
Title:

4. If the subscriber is a TRUST, complete the following:

The Subscriber hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Securities and the Subscriber, as trustee, has all requisite authority to acquire such Securities for the Trust.

The Subscriber, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

Name of Trust (Please type or print)

By:
Printed Name:
Title:

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5. If the subscriber is a LIMITED LIABILITY COMPANY, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber has been duly authorized by all requisite action on the part of the Limited Liability Company listed below (“Company”) to acquire the Securities and, further, that the Company has all requisite authority to acquire such Securities.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Company and that he has authority under the articles of organization, company agreement, and resolutions of the managers and/or members, as applicable, of such Company to execute this Subscription Agreement. Such officer encloses a true copy of the articles of organization, the operating agreement and, as necessary, the resolutions of the managers and/or members authorizing a purchase of the investment herein, in each case as amended to date.

Name of Company (please type or print)

By:
Printed Name:
Title:

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COMPANY ACCEPTANCE

ACCEPTED BY THE COMPANY this the ______ day of _________________, 2026.

MangoRx IP Holdings, LLC

By:
Name:
Title:

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